UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 17, 2008

                        Northern Empire Energy Corp.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                     0-52725             20-4765268
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

            118 8th Ave. NW, Calgary, Alberta  T2M 0A4, Canada
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                (Address of principal executive offices)

                             (250) 951-0497
                       ---------------------------
                       (Issuer's telephone number)

                           Political Calls, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

                                     1
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Item 1.01 Entry into a Material Definitive Agreement.

On November 17, 2008, Political Calls, Inc. a Nevada corporation (the "Registrant") entered into an Option Agreement with Maguire Resources Ltd., a corporation having an office at 300-840 6th Ave SW T2P 3E5 in the City of Calgary, in the Province of Alberta, Canada. Maquire has granted an option to the Registrant to earn a 40% interest in the Turin Project by incurring 100% of the drilling and completion costs up to a five well drilling program. This a non-operating working interest and/or royalty owner participation position in oil and gas project is located in the Turin area of south-east Alberta, Canada, specifically section 28, township 10, range 19 west of the 4th meridian.

The option interest consists of several potential hydrocarbon zones in the area including (starting from the shallowest formation), the Milk River, Second White Specks, Barons, Bow Island, Glauconite and the Lower Mannville sandstones plus the Livingston Carbonate.

The option, if exercised, will allow the Registrant to acquire up to a 40% non-operating working interest, subject to a 31% G.O.R. (Gross Overriding Royalty) by incurring expenditures of $2 million, 100% of the drilling and completion costs in a five well drilling program. By drilling an initial well on the Turin Project the Company can earn 25% of a shut-in gas well subject to a 31% G.O.R. (Gross Overriding Royalty) by incurring 100% of completion and tie in costs, located in the land of interest.


Item 3.02 Unregistered Sales of Equity Securities

As of November 17, 2008, the Registrant agreed to issue 18,000,000 shares of its unregistered common stock to Jeffrey Cocks. Mr. Cocks paid $180,000 for these shares, and the funds have already been received into the corporate attorney's client trust account. The funds will be used to further capitalize the Company and complete initial Geological reconnaissance, surveys, mapping etc. on the Turin Project.

The shares will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. The shares of common stock issued will contain a legends restricting transferability absent registration or applicable exemption.


Item 5.01.  Changes in Control of Registrant.

Concurrently with the closing of the Option Agreement, Mr. Dave Gallagher, the founder of the Company, has resigned as an officer and director of the Registrant. Mr. Gallagher has a potential conflict of interest to remain as President of Political Calls, Inc., since he started managing political campaigns and the Company markets a telephone broadcasting service, whereby it prepares recorded political messages for broadcast via the telephone to specific geographic locations. There is a potential conflict of interest that Mr. Gallagher could be representing opposing political candidates.

Prior to his resignation, the board added Jeffrey Cocks and Peter Forrest as directors of the Registrant. The board appointed Jeffrey Cocks as Chief Executive Officer.

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name                Age                 Position
-------------       ---                 ------------------------------------
Jeffrey Cocks       45                  Chairman & CEO
Peter Forrest       67                  Director
----------------------------------------------------------------------------


Biography of Jeffrey Cocks, Chairman & CEO
------------------------------------------

Jeffrey Cocks has an extensive financial, operational and administrative background, having over twenty years experience with junior resource companies. Mr. Cocks has managed numerous multi-million dollar exploration programs throughout the world for several junior resource companies. From 1998-2002 and again in 2004-2005 Mr. Cocks was part of a group of Companies that discovered and developed the Petaquilla Deposit, in the Republic of Panama and the Mount Kare Gold Deposit, in Papua New Guinea. In excess of $100 million in capital was raised and expended in the development of the Petaquilla and Mount Kare deposits. Mr. Cocks is currently President of Britannica Resources Corp (TSX.V-
BRR) and a director of Northern Star Mining Corp. (TSX.V-NSM) junior gold exploration companies with advanced projects in Quebec, Canada. Mr. Cocks has served as a director/officer for numerous public companies both in the United States and Canada. Mr. Cocks completed the Canadian Securities Course in 1987 and the Securities Continuous Disclosure Program for Directors and Officers, through Simon Fraser University in 1996.


Biography of Peter Forrest, Director
------------------------------------

Peter Forrest, P. Eng. has over 40 years in the resource business. During the past five years Mr. Forrest has focused on the oil and gas wire line services. Mr. Forrest provides project management skills to prospect evaluations, corporate matters, lease acquisitions, lease presentations, negotiations, contracting specialists and other related matters. During his career, Mr. Forrest has been involved in the field supervision of large open pit mining operations, project engineering and management roles both internationally and in Canada. He has worked for the Alberta Energy Utilities Board, metal mines, oil sand operations and coalmine operations engineering. Throughout his career, Mr. Forrest has had a keen interest in operational research projects, field-testing products and resolving problems using innovative ideas and products by recognizing applications across various industries.

Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares our common stock immediately following the change of management by (i) our officers and directors; (ii) each person known by us to beneficially own five percent (5%) or more of our outstanding shares; and (iii) our officers and directors as a group.

                                                         Amount
Title     Name and Address                               of shares    Percent
of        of Beneficial                                  held by       of
Class     Owner of Shares                Position        Owner        Class(1)
------------------------------------------------------------------------------

Common     Jeffrey Cocks (2)             Chairman/CEO    18,000,000     99.6%
Common     Peter Forrest (3)             Director                 0      0.0%
------------------------------------------------------------------------------
Totals:                                                  18,000,000     99.6%

All Executive Officers, Directors
as a Group  (2 persons)                                  18,000,000     99.6%
------------------------------------------------------------------------------

(1) The percentages listed in the percent of class column are based upon 18,061,200 issued and outstanding shares of Common Stock.
(2)  Jeffrey Cocks, 118 8th Ave. NW, Calgary, Alberta  T2M 0A4, Canada.
(3)  Peter Forrest, 118 8th Ave. NW, Calgary, Alberta  T2M 0A4, Canada.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 17, 2008, the Registrant accepted the resignation of David Gallagher as Officer and Director. Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled the Board vacancies with the nomination and acceptance of Jeffrey Cocks and Peter Forrest, effective November 17, 2008. The new board members will hold office for the unexpired term of their predecessor(s) and/or until his successor(s) are elected and qualified. Further, the board appointed Jeffrey Cocks as Chief Executive Officer of the Registrant.



Item 5.03  Amendments to Articles of Incorporation or Bylaws.

On November 17, 2008, the Board of Directors and the majority vote of the Registrant's shareholders voted and approved a name change of the Company from Political Calls, Inc. to Northern Empire Energy Corp., to better reflect its new business focus. The Company filed a Certificate of Amendment to its Articles of Incorporation, with the Nevada Secretary of State to reflect this name change. (See Exhibit 3.3)



Item 8.01  - Other Events

With this filing of this Current Report on Form 8-K, the Political Calls reached a mutually agreeable understanding with David Gallagher, its former officer and director to return his 361,900 restricted shares of common stock to the corporate treasury in exchange for $50,000 and the Company's specialized phone equipment. Such share certificate representing 361,900 common shares will be cancelled by the Company's transfer agent on or before November 30, 2008.

The Corporation's mailing address and business address have been changed from 1015 S. Cimarron, Las Vegas, NV 89145 to 118 8th Ave. NW, Calgary, Alberta T2M 0A4, Canada, effective November 17, 2008.


Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits:

 3.4 Certificate of Amendment of the Articles of Incorporation filed with the Secretary of State of Nevada on November 17, 2008.

10.1   Option Agreement between Political Calls, Inc. and Maguire
       Resources Ltd. dated November 17, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Political Calls, Inc.
                                   ---------------------
                                        Registrant

                                By: /s/ Jeffrey Cocks
                                ------------------------------------
                                Name:   Jeffrey Cocks
                                Title:  President/Director


Dated:  November 17, 2008

                                  Exhibit Index

Exhibit No.     Description

3.4 Certificate of Amendment of the Articles of Incorporation filed with the Secretary of State of Nevada on November 17, 2008.

10.1   Option Agreement between Political Calls, Inc. and Maguire
       Resources Ltd. dated November 17, 2008.



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